CoinShares Valkyrie Bitcoin Miners ETF
Schedule of Investments
December 31, 2024 (Unaudited)

COMMON STOCKS - 99.4%	Shares	Value
IT Services - 18.1%
Applied Digital Corp. (a)	876,348	$6,695,299
Core Scientific, Inc. (a)	2,062,405	28,976,790
		35,672,089

Semiconductors & Semiconductor Equipment - 4.8%
NVIDIA Corp.	61,256	8,226,068
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	6,316	1,247,347
		9,473,415

Software - 72.0%(b)
Argo Blockchain PLC - ADR (a)	627,986	354,812
Bit Digital, Inc. (a)	2,870,125	8,409,466
Bitdeer Technologies Group – Class A (a)	1,004,063	21,758,045
Bitfarms, Ltd. (a)	5,628,234	8,386,069
Cipher Mining, Inc. (a)	3,953,860	18,345,911
Cleanspark, Inc. (a)	1,006,587	9,270,666
Digihost Technology, Inc. (a)	1,200,356	1,800,534
Hive Digital Technologies, Ltd. (a)	2,483,375	7,077,619
Hut 8 Corp. (a)	443,125	9,079,631
IREN Ltd. (a)	2,784,738	27,346,127
MARA Holdings, Inc. (a)	540,260	9,060,160
Riot Platforms, Inc. (a)	906,196	9,252,261
Stronghold Digital Mining, Inc. (a)	341,514	1,195,299
Terawulf, Inc. (a)	1,786,337	10,110,668
		141,447,268

Technology Hardware, Storage & Peripherals - 4.5%
Canaan, Inc. - ADR (a)	4,307,398	8,830,166
TOTAL COMMON STOCKS (Cost $172,865,413)		195,422,938

TOTAL INVESTMENTS - 99.4% (Cost $172,865,413)		195,422,938
Other Assets in Excess of Liabilities - 0.6%		1,095,215
TOTAL NET ASSETS - 100.0%		$196,518,153
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

CoinShares Valkyrie Bitcoin Miners ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$195,422,938	$–	$–	$195,422,938
Total Investments	$195,422,938	$–	$–	$195,422,938

Refer to the Schedule of Investments for further disaggregation of investment categories.